UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2025

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

 990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 29, 2025 (the “Effective Date”), Safe & Green Holdings Corp. (the “Company”) entered into a Stock Purchase Agreement (the “ELOC Purchase Agreement”) with Generating Alpha Ltd., a Saint Kitts and Nevis Company (the “Purchaser”), whereby the Company shall issue and sell to the Purchaser, subject to the terms and conditions of the ELOC Purchase Agreement, up to an aggregate of $100 million (the “Commitment Amount”) of newly issued shares (the “ELOC Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

The Company does not have a right to commence any sales of Common Stock to the ELOC Purchaser under the ELOC Purchase Agreement until the time when all of the conditions to the Company’s right to commence sales of Common Stock to the ELOC Purchaser set forth in the ELOC Purchase Agreement have been satisfied, including that a registration statement of such shares is declared effective by the SEC and the final form of prospectus is filed with the SEC (the “Commencement Date”). Over the period ending on the earlier of May 8, 2026, or the date on which the Purchaser shall have purchased ELOC Shares pursuant to the ELOC Purchase Agreement for an aggregate purchase price of the Commitment Amount, the Company will control the timing and amount of any sales of ELOC Shares to the ELOC Purchaser. Actual sales of shares of Common Stock to the ELOC Purchaser under the ELOC Purchaser Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Common Stock and determinations made by the Company as to appropriate sources of funding.

The purchase price of the shares of ELOC Shares that the Company elects to sell to the ELOC Purchaser pursuant to the ELOC Purchase Agreement will be equal to the lowest traded price of Common Stock during the seven (7) trading days prior to the applicable closing date multiplied by 90%.

In no event may the Company issue to the ELOC Purchaser under the ELOC Purchase Agreement more than the 4.99% of the total number of the Company’s shares of Common Stock issued and outstanding immediately prior to the execution of the ELOC Purchase Agreement (the “Applicable Exchange Cap”), unless the Company obtains stockholder approval to issue shares of Common Stock in excess of the Applicable Exchange Cap. In any event, the ELOC Purchase Agreement provides that the Company may not issue or sell any shares of Common Stock under the ELOC Purchase Agreement if such issuance or sale would breach any applicable Nasdaq rules.

The ELOC Purchase Agreement prohibits the Company from directing the Company to purchase any shares of Common Stock if those shares, when aggregated with all other shares of Common Stock then beneficially owned by the ELOC Purchaser (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended), would result in the ELOC Purchaser beneficially owning more than 4.99% of the outstanding Common Stock.

The ELOC Purchase Agreement provides that the Company shall file a registration statement registering the resale of the maximum number of ELOC Shares as shall be permitted by applicable law within ten (10) calendar days following the Effective Date of the ELOC Purchase Agreement. The Company shall use its best efforts to have the registration statement declared “effective” within thirty (30) days of the date of the ELOC Purchase Agreement, but no more than sixty (60) calendar days after the Company has filed the registration statement.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

The foregoing description of the ELOC Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ELOC Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Forward-Looking Statements

Information contained in this communication, other than statements of historical facts, may include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business, including statements with respect to our plans, assumptions, expectations, beliefs and objectives. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors disclosed in our filings with the SEC, including the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements speak only as of the date on which they are made, and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated May 29, 2025, between Safe & Green Holdings Corp. and Generating Alpha Ltd.
10.2	Registration Rights Agreement, dated May 29, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: June 4, 2025	By:	/s/ Michael McLaren
Name: Michael McLaren
Title: Chief Executive Officer

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